UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2011 (September 1, 2011)

VANGUARD HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35204	62-1698183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee		37215
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code (615) 665-6000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

EXHIBIT INDEX

Ex-23.1 Consent of PricewaterhouseCoopers LLP, independent accountants.

Ex-99.1 Audited consolidated financial statements of Valley Baptist Health System and Subsidiaries as of August 31, 2011 and 2010 and for the years ended August 31, 2011, 2010 and 2009.

Ex-99.2 Unaudited pro forma condensed combined financial information of Vanguard Health Systems, Inc. and its subsidiaries for the year ended June 30, 2011 and for the three months ended September 30, 2011.

Explanatory Note

Vanguard Health Systems, Inc. (the “Company”), a Delaware corporation, hereby amends its Current Report on Form 8-K filed on September 6, 2011 relating to the acquisition of substantially all of the assets of two acute care hospitals located in Harlingen, Texas and Brownsville, Texas and related outpatient and ancillary businesses from affiliates of Valley Baptist Health System effective September 1, 2011 (the “Acquisition”). The hospitals acquired by certain of the Company’s subsidiaries were the Valley Baptist Medical Center, a 586-bed acute care hospital located in Harlingen, Texas, and Valley Baptist Medical Center—Brownsville, a 280-bed acute care hospital located in Brownsville, Texas. The Company is filing this Amendment No. 1 to the Current Report on Form 8-K for the purposes of including the financial statements and pro forma financial information with respect to the Acquisition in accordance with the requirements of Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The required audited consolidated financial statements of Valley Baptist Health System and Subsidiaries as of August 31, 2011 and 2010 and for the years ended August 31, 2011, 2010 and 2009 are filed herewith as Exhibit 99.1.

(b)	Pro forma financial information.

The required unaudited pro forma condensed combined financial information of the Company and its subsidiaries, giving effect to the acquisition of Valley Baptist Health System and Subsidiaries as if it had occurred on July 1, 2010, as to the statement of operations for the year ended June 30, 2011 and the three months ended September 30, 2011, is filed herewith as Exhibit 99.2.

(d)	Exhibits.

2.1	Asset Purchase Agreement, dated August 31, 2011, by and among Valley Baptist Health System, Valley Baptist Medical Center, Valley Baptist Medical Center — Brownsville, Valley Baptist Medical Development Corporation, VB Realty Corporation, VB Realty II, LLC, Valley Baptist Insurance Holdings, Inc., Valley Baptist Hospital Holdings, Inc., Valley Baptist Management Services Corporation, Valley Baptist Medical Foundation, VHS Valley Health System, LLC, VHS Harlingen Hospital Company, LLC, VHS Brownsville Hospital Company, LLC, VHS Valley Holdings, LLC, VHS Valley Real Estate Company, LLC, Vanguard Health Financial Company, LLC, VHS Valley Management Company, Inc. and Vanguard Health Systems, Inc. (Incorporated by reference from Exhibit 2.1 to the Quarterly Report on Form 10-Q filed by Vanguard Health Systems, Inc. on November 3, 2011).

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants.

99.1	Audited consolidated financial statements of Valley Baptist Health System and Subsidiaries as of August 31, 2011 and 2010 and for the years ended August 31, 2011, 2010 and 2009.

99.2	Unaudited pro forma condensed combined financial information of Vanguard Health Systems, Inc. and its subsidiaries for the year ended June 30, 2011 and for the three months ended September 30, 2011.

99.3	Press Release issued by Vanguard Health Systems, Inc. on September 1, 2011 with respect to the Acquisition (Incorporated by reference from Exhibit 99.1 to the Current Report on Form 8-K filed by Vanguard Health Systems, Inc. on September 6, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized this report to be signed on its behalf by the undersigned thereunto duly authorized.

VANGUARD HEALTH SYSTEMS, INC. (Registrant)

Date: November 14, 2011	BY:	/s/ Gary D. Willis
Gary D. Willis
Senior Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

2.1

Asset Purchase Agreement, dated August 31, 2011, by and among Valley Baptist Health System, Valley Baptist Medical Center, Valley Baptist Medical Center — Brownsville, Valley Baptist Medical Development Corporation, VB Realty Corporation, VB Realty II, LLC, Valley Baptist Insurance Holdings, Inc., Valley Baptist Hospital Holdings, Inc., Valley Baptist Management Services Corporation, Valley Baptist Medical Foundation, VHS Valley Health System, LLC, VHS Harlingen Hospital Company, LLC, VHS Brownsville Hospital Company, LLC, VHS Valley Holdings, LLC, VHS Valley Real Estate Company, LLC, Vanguard Health Financial Company, LLC, VHS Valley Management Company, Inc. and Vanguard Health Systems, Inc. (Incorporated by reference from Exhibit 2.1 to the Quarterly Report on Form 10-Q filed by Vanguard Health Systems, Inc. on November 3, 2011).

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants.

99.1	Audited consolidated financial statements of Valley Baptist Health System and Subsidiaries as of August 31, 2011 and 2010 and for the years ended August 31, 2011, 2010 and 2009.

99.2	Unaudited pro forma condensed combined financial information of Vanguard Health Systems, Inc. and its subsidiaries for the year ended June 30, 2011 and for the three months ended September 30, 2011.

99.3

Press Release issued by Vanguard Health Systems, Inc. on September 1, 2011 with respect to the Acquisition (Incorporated by reference from Exhibit 99.1 to the Current Report on Form 8-K filed by Vanguard Health Systems, Inc. on September 6, 2011).